Exhibit 10.1

No. [ ● ]

GREER BANCSHARES INCORPORATED

SERIES A 5% SUBORDINATED NOTE DUE 2022

Date of Issue: June 11, 2014

$[ ● ],000.00

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF ANY OTHER RELEVANT JURISDICTION, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, THE COMPANY MAY ALSO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

THE PAYMENT OF THIS NOTE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

GREER BANCSHARES INCORPORATED, a corporation organized and existing under the laws of South Carolina (the “Corporation”), for value received, hereby promises to pay to [ ● ], or his, her or its successors or assigns (hereinafter, the “Holder”) the principal sum of [ ● ] Thousand and No/100 Dollars ($[ ● ],000.00) plus accrued but unpaid interest on June 30, 2022 (the ”Maturity Date”). Interest on the principal amount of this Note shall accrue at the rate of 5% per annum from the Date of Issue, provided that effective July 1, 2017, the interest rate shall increase to 7% per annum. Interest is payable at the end of each calendar year quarter, provided, however, that no interest shall be paid unless and until written approval for the payment of interest has been received from the Federal Reserve Bank of Richmond (the “Federal Reserve”). The Corporation has requested such approval, but there can be no guarantee as to whether or when such approval may be granted. This Note may not be prepaid on or prior to June 30, 2016. After June 30, 2016, the Corporation may prepay all or any part of the outstanding principal balance of this Note, at any time or from time to time, without penalty.

Payment of the principal of and interest on this Note will be made at the office of the Corporation in Greer, South Carolina or such other office as the Corporation may in the future designate (the “Corporation Office”), provided written notice of such designation is provided to the Holder at the time of such designation. Payment on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Corporation, payment of principal and interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the note register of the Corporation. Payments will be applied first to accrued but unpaid interest, then to principal.

This Note is subject to the further provisions set forth overleaf, which further provisions shall constitute part of this Note.  This Note shall not be valid for any purpose until it shall have been signed by the Chief Financial Officer of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

By: __________________________________

       J. Richard Medlock, Jr.

       Chief Financial Officer

SERIES OF NOTES.  This Note is one of a duly authorized issue of Notes of the Corporation designated as its Series A 5% Subordinated Notes due 2022 (herein called the “Notes”), limited in aggregate principal amount to $3,000,000, all of substantially identical terms and provisions except for numbers, dates of issue and principal amount.  Notes may only be issued in principal amounts of not less than $50,000 (subject to wavier by the Corporation in its sole discretion) which are an integer multiple of $10,000.

PRIORITY; NO COLLATERAL OR GUARANTEE. The payment of the indebtedness evidenced by the Notes is not secured by the pledge of any assets, any guarantee or insurance, a sinking fund or any other security or collateral, and the rights of the Holder shall be the same as the rights of any general unsecured creditor of the Corporation. The Corporation reserves the right to issue indebtedness senior to, or on par with, the indebtedness evidenced by the Notes, including without limitation secured indebtedness.  Upon the distribution of assets of the Corporation because of distribution, winding up, liquidation, bankruptcy or reorganization, the payment of principal and interest on the Notes is subordinated to the prior payment in full of all senior indebtedness of the Corporation, but the obligation of the Corporation to make payment of principal and interest on the Notes is not otherwise affected.

PAYMENTS MAY BE SUBJECT TO REGULATORY RESTRICTIONS. Payments of interest and principal under this Note may be subject to restrictions or prohibited due to regulatory action or other restrictions imposed by government agencies and applicable law, including but not limited to regulatory orders issued by the Federal Reserve and regulatory orders issued by the FDIC or the South Carolina State Board of Financial Institutions limiting the payment of dividends to the Corporation by Greer State Bank (“Regulatory Action”). Payment of interest under this Note is currently restricted by a Memorandum of Understanding between the Corporation and the Federal Reserve. Notwithstanding any other provisions of the Notes, delay of any payment under the Notes prior to the Maturity Date due to Regulatory Action shall not constitute a default under, or breach of, the terms of the Notes.

TRANSFER.  Subject to the restrictions on transfer set forth below, the transfer of this Note may be registered in the Corporation’s register for the Notes (the “Note Register”), upon surrender of this Note for registration of transfer at the Corporation Office, accompanied by a written instrument of transfer in form satisfactory to the Corporation duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Corporation shall not have any obligations to a transferee of this Note unless and until it has been duly transferred in accordance with the terms hereof and the transfer has been registered by the Corporation on the Note Register.

RESTRICTIONS ON TRANSFER. THE SALE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAW IN RELIANCE UPON EXEMPTIONS THEREFROM.  THE HOLDER MUST HOLD THIS NOTE UNTIL MATURITY UNLESS THE SALE OR OTHER TRANSFER THEREOF IS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM SUCH REGISTRATION ARE AVAILABLE, PROVIDED THAT THE CORPORATION MAY REQUIRE AN OPINION OF LEGAL COUNSEL ACCEPTABLE TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED. THE HOLDER FURTHER UNDERSTANDS THAT THE CORPORATION IS UNDER NO OBLIGATION TO REGISTER THE SECURITIES ON THE HOLDER’S BEHALF OR TO ASSIST THE HOLDER IN COMPLYING WITH ANY EXEMPTION FROM REGISTRATION.

COMPUTATION OF INTEREST.  Interest on this Note shall be computed on the basis of a 365-day year. In the event that any interest payment is not paid when due for any reason (including without limitation lack of Federal Reserve approval or other Regulatory Action), interest shall compound at the end of each calendar year quarter.  In the event that the rate of interest payable under this Note shall be higher than the maximum rate of interest permitted by applicable law, then the rate of interest payable under this Note shall be automatically adjusted to be the highest rate of interest permitted by applicable law.

NO CONVERSION.  This Note is not convertible into the common stock or any other securities of the Corporation.

EVENTS OF DEFAULT.  Each of the following events (“Events of Default”) shall constitute a default under the terms of this Note:

(1)

Failure to timely pay interest as required under the terms of this Note on any Note in the series when due and payable and continuance of such failure for a period of 30 days, except for a failure to pay prior to the Maturity Date on account of Regulatory Action.

(2)

Failure to repay principal as required under the terms of this Note on any Note in the series when due and payable at the Maturity Date and continuance of such failure for a period of 30 days, provided that such a failure due to Regulatory Action shall not constitute an Event of Default unless and until it continues past the first anniversary of the Maturity Date.

(3)

Failure by the Corporation to duly observe or perform any provision or agreement contained in the Notes (other than payment of interest or principal) within 60 days of receipt by the Corporation of written notice of such failure from a Holder or Holders requesting the remedy of such failure.

(4)

Filing by the Corporation of a petition or other pleading by or with respect to the Corporation seeking relief under any bankruptcy or similar law for the benefit of debtors (and if such proceeding is involuntary with respect to the Corporation, it is not dismissed within a period of 90 days) or consenting to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or all or substantially all of its property, or making an assignment for the benefit of creditors, or admitting in writing its inability to pay its debts generally as they become due.

Upon the occurrence of an Event of Default, the principal and interest of the Notes may become or be declared due and payable in accordance with the following procedure.  Unless the principal of all Notes shall have already become due and payable during the continuance of an Event of Default, the Holders of a majority of the aggregate principal amount of the Notes then outstanding (the “Required Holders”) may declare the principal and accrued interest to be immediately due and payable by delivery of written notice to the Corporation.  Upon such declaration, the principal and accrued interest for all Notes shall become immediately due and payable.  However, if after such a declaration, the Corporation shall pay all matured interest then outstanding or shall have cured such other Event of Default as may have occurred before maturity of the Notes or before the entry of any judgment or decree for the payment of money against the Corporation, then the Required Holders may waive such prior Event of Default and rescind such declaration by written notice to the Corporation.

Upon the occurrence of an Event of Default, the Corporation shall make available at the Corporation Office a list of all Holders of the Notes so that such Holders can communicate with one another for the purpose of taking protective action.

AMENDMENT. No amendment or waiver of any provision of the Notes shall be binding on the Corporation without the prior written consent of the Corporation. This Note, and each Note, may be amended with the prior written consent of the Required Holders.

GOVERNING LAW.  The validity, interpretation and performance of this Note shall be governed by and interpreted in accordance with the laws of the State of South Carolina without regard to conflicts of laws principals.